Exhibit 10.1

T2 BIOSYSTEMS, INC.

INDUCEMENT AWARD PLAN

ARTICLE 1.

PURPOSE

The purpose of the T2 Biosystems, Inc. Inducement Award Plan (as it may be amended or restated from time to time, the “Plan”) is to promote the success and enhance the value of T2 Biosystems, Inc. (the “Company”) by linking the individual interests of eligible individuals to those of Company stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of persons who are expected to make important contributions to the Company whose judgment, interest, and special effort the successful conduct of the Company’s operation will be largely dependent.

ARTICLE 2.

DEFINITIONS AND CONSTRUCTION

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

2.1 “Administrator” shall mean the entity that conducts the general administration of the Plan as provided in Article 11. With reference to the duties of the Committee under the Plan which have been delegated to one or more persons pursuant to Section 11.6, or as to which the Board has assumed, the term “Administrator” shall refer to such person(s) unless the Committee or the Board has revoked such delegation or the Board has terminated the assumption of such duties.

2.2 “Applicable Accounting Standards” shall mean Generally Accepted Accounting Principles in the United States, International Financial Reporting Standards or such other accounting principles or standards as may apply to the Company’s financial statements under United States federal securities laws from time to time.

2.3 “Applicable Law” shall mean any applicable law, including without limitation: (i) provisions of the Code, the Securities Act, the Exchange Act and any rules or regulations thereunder; (ii) corporate, securities, tax or other laws, statutes, rules, requirements or regulations, whether federal, state, local or foreign; and (iii) rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded.

2.4 “Automatic Exercise Date” shall mean, with respect to an Option or a Stock Appreciation Right, the last business day of the applicable Option Term or Stock Appreciation Right Term that was established by the Administrator for such Option or Stock Appreciation Right (e.g., the last business day prior to the tenth anniversary of the date of grant of such Option or

Stock Appreciation Right if the Option or Stock Appreciation Right initially had a ten-year Option Term or Stock Appreciation Right Term, as applicable); provided that with respect to an Option or Stock Appreciation Right that has been amended pursuant to this Plan so as to alter the applicable Option Term or Stock Appreciation Right Term, “Automatic Exercise Date” shall mean the last business day of the applicable Option Term or Stock Appreciation Right Term that was established by the Administrator for such Option or Stock Appreciation Right as amended.

2.5 “Award” shall mean an Option, a Restricted Stock award, a Restricted Stock Unit award, a Performance Award, a Dividend Equivalents award, a Stock Payment award or a Stock Appreciation Right, which may be awarded or granted under the Plan (collectively, “Awards”).

2.6 “Award Agreement” shall mean any written notice, agreement, terms and conditions, contract or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine consistent with the Plan.

2.7 “Board” shall mean the Board of Directors of the Company.

2.8 “Change in Control” shall mean and includes each of the following:

(a) A transaction or series of transactions (other than an offering of Common Stock to the general public through a registration statement filed with the Securities and Exchange Commission or a transaction or series of transactions that meets the requirements of clause (i) and (ii) of paragraph (c) below) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its Subsidiaries, an employee benefit plan maintained by the Company or any of its Subsidiaries or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or

(b) During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new Director(s) (other than a Director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 2.8(a) or Section 2.8(c)) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the Directors then still in office who either were Directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

(c) The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:

(i) which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

(ii) after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section 2.8(c)(ii) as beneficially owning 50% or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction.

In addition, if a Change in Control constitutes a payment event with respect to any portion of an Award that provides for the deferral of compensation and is subject to Section 409A of the Code, the transaction or event described in subsection (a), (b), (c) or (d) with respect to such Award (or portion thereof) must also constitute a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5) to the extent required by Section 409A.

The Committee shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change in Control is a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation.

2.9 “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, together with the regulations and official guidance promulgated thereunder.

2.10 “Committee” shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board or the Compensation Committee, appointed as provided in Section 11.1.

2.11 “Common Stock” shall mean the common stock of the Company, par value $0.001 per share.

2.12 “Company” shall have the meaning set forth in Article 1.

2.13 “Consultant” shall mean any consultant or adviser engaged to provide services to the Company or any Subsidiary that qualifies as a consultant under the applicable rules of the Securities and Exchange Commission for registration of shares on a Form S-8 Registration Statement.

2.14 “Director” shall mean a member of the Board, as constituted from time to time.

2.15 “Dividend Equivalent” shall mean a right to receive the equivalent value (in cash or Shares) of dividends paid on Shares, awarded under Section 8.2.

2.16 “DRO” shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended from time to time, or the rules thereunder.

2.17 “Effective Date” shall mean the day that the Plan is approved by the Board.

2.18 “Eligible Individual” shall mean any individual hired as a new Employee or rehired as an Employee following a bona fide period of interruption of employment if such person is granted an Award as a material inducement to his or her entering into employment with the Company or a Subsidiary (within the meaning of the NASDAQ Rule 5635(c)(4)).

2.19 “Employee” shall mean any officer or other employee (as determined in accordance with Section 3401(c) of the Code) of the Company or of any Subsidiary.

2.20 “Equity Restructuring” shall mean a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of Shares (or other securities of the Company) or the share price of Common Stock (or other securities) and causes a change in the per share value of the Common Stock underlying outstanding Awards.

2.21 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

2.22 “Expiration Date” shall have the meaning given to such term in Section 12.1.

2.23 “Fair Market Value” shall mean, as of any given date, the value of a Share determined as follows:

(a) If the Common Stock is listed on any (i) established securities exchange (such as the New York Stock Exchange, the NASDAQ Global Market and the NASDAQ Global Select Market), (ii) national market system or (iii) automated quotation system, its Fair Market Value shall be the closing sales price for a Share as quoted on such exchange or system for such date or, if there is no closing sales price for a Share on the date in question, the closing sales price for a Share on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(b) If the Common Stock is not listed on an established securities exchange, national market system or automated quotation system, but the Common Stock is regularly quoted by a recognized securities dealer, its Fair Market Value shall be the mean of the high bid and low asked prices for such date or, if there are no high bid and low asked prices for a Share on such date, the high bid and low asked prices for a Share on the last preceding date for which such information exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(c) If the Common Stock is neither listed on an established securities exchange, national market system or automated quotation system nor regularly quoted by a recognized securities dealer, its Fair Market Value shall be established by the Administrator in good faith.

2.24 “Holder” shall mean a person who has been granted an Award.

2.25 “Independent Director” means a Director who qualifies as “independent” within the meaning of NASDAQ Rule 5635(c)(4) or any successor rule, as such rule may be amended from time to time.

2.26 “NASDAQ Rule 5635(c)(4)” means NASDAQ Rule 5635(c)(4), or any successor rule, and all guidance and other interpretative authority thereunder, as such rule, guidance and other authority may be amended from time to time

2.27 “Non-Employee Director” shall mean a Director of the Company who is not an Employee.

2.28 “Option” shall mean a right to purchase Shares at a specified exercise price, granted under Article 5. An Option under the Plan will not qualify as an incentive stock option pursuant to Section 422 of the Code.

2.29 “Option Term” shall have the meaning set forth in Section 5.6.

2.30 “Parent” shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities ending with the Company if each of the entities other than the Company beneficially owns, at the time of the determination, securities or interests representing at least fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

2.31 “Performance Award” shall mean a cash bonus award, stock bonus award, performance award or other incentive award that is paid in cash, Shares or a combination of both, awarded under Section 8.1.

2.32 “Performance Criteria” shall mean the criteria (and adjustments) that the Committee selects for an Award for purposes of establishing the Performance Goal or Performance Goals for a Performance Period, determined as follows:

(a) The Performance Criteria that shall be used to establish Performance Goals may include, but are not limited to: (i) net earnings (either before or after one or more of (A) interest, (B) taxes, (C) depreciation, (D) amortization and (E) non-cash equity-based compensation expense); (ii) gross or net sales or revenue; (iii) net income (either before or after taxes); (iv) adjusted net income; (v) operating earnings or profit (either before or after taxes); (vi) cash flow (including, but not limited to, operating cash flow and free cash flow) and cash flow return on capital; (vii) return on assets; (viii) return on capital (or invested capital) and cost of capital); (ix) return on stockholders’ equity; (x) total stockholder return; (xi) return on sales; (xii) gross or net profit or operating margin; (xiii) costs, reductions in costs and cost control measures; (xiv) expenses; (xv) working capital; (xvi) earnings or loss per share; (xvii) adjusted earnings or loss per share; (xviii) price per share or dividends per share (or appreciation in and/or maintenance of such price or dividends); (xix) regulatory achievements or compliance (including, without limitation, regulatory body approval for commercialization of a product); (xx) implementation, completion or attainment of objectives relating to research, development, regulatory, commercial, or strategic milestones or developments of critical projects; (xxi) market share; (xxii) economic value; (xxiii) revenue; (xxiv) revenue growth; (xxv) productivity; (xxvi) operating efficiency; (xxvii) economic value-added; (xxviii) return on net assets; (xxix) funds from operations; (xxx) funds available for distributions; (xxxi) sales unit volume; (xxxii) licensing revenue; (xxxiii) brand recognition and acceptance; (xxxiv) inventory, inventory turns or cycle time; (xxxv) market penetration and geographic business expansion; (xxxvi) customer satisfaction/growth and customer service; (xxxvii) employee satisfaction, recruitment and maintenance of personnel, and human resources management; (xxxviii) supervision of litigation and other legal matters; (xxxix) strategic partnerships and transactions; (xxxx) financial ratios (including those measuring liquidity, activity, profitability or leverage); (xxxxi) supply chain achievements; (xxxxii) debt levels or reductions; (xxxxiii) sales-related goals; (xxxxiv) financing and other capital raising transactions; (xxxxv) year-end cash; (xxxxvi) acquisition activity; (xxxxvii) investment sourcing activity; and (xxxxiii) marketing initiatives, any of which may be measured either in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group or to market performance indicators or indices.

(b) The Administrator, in its discretion, may adjust the Performance Criteria for any Performance Period for such factors as the Administrator may determine, including, without limitation, in recognition of unusual or non-recurring events affecting the Company or changes in Applicable Law or Applicable Accounting Standards.

2.33 “Performance Goals” shall mean, for a Performance Period, one or more goals established in writing by the Administrator for the Performance Period based upon one or more Performance Criteria. Depending on the Performance Criteria used to establish Performance Goals, Performance Goals may be expressed in terms of overall Company performance or the performance of a Subsidiary, division, business unit, or an individual. The achievement of each Performance Goal shall be determined, to the extent applicable, with reference to Applicable Accounting Standards.

2.34 “Performance Period” shall mean one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Holder’s right to, and the payment of, an Award.

2.35 “Performance Stock Unit” shall mean a Performance Award awarded under Section 8.1 which is denominated in units of value including dollar value of Shares.

2.36 “Permitted Transferee” shall mean, with respect to a Holder, any “family member” of the Holder, as defined in the instructions to use the Form S-8 Registration Statement under the Securities Act, or any other transferee specifically approved by the Administrator after taking into account Applicable Law.

2.37 “Plan” shall have the meaning set forth in Article 1.

2.38 “Restricted Stock” shall mean Common Stock awarded under Article 6 that is subject to certain restrictions and may be subject to risk of forfeiture or repurchase.

2.39 “Restricted Stock Unit” shall mean the right to receive Shares awarded under Article 7.

2.40 “Securities Act” shall mean the Securities Act of 1933, as amended.

2.41 “Shares” shall mean shares of Common Stock.

2.42 “Stock Appreciation Right” shall mean a stock appreciation right granted under Article 9.

2.43 “Stock Appreciation Right Term” shall have the meaning set forth in Section 9.4.

2.44 “Stock Payment” shall mean (a) a payment in the form of Shares, or (b) an option or other right to purchase Shares, as part of a bonus, deferred compensation or other arrangement, awarded under Section 8.3.

2.45 “Subsidiary” shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing at least 50% of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

2.46 “Termination of Service” shall mean:

(a) As to a Consultant, the time when the engagement of a Holder as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, without limitation, by resignation, discharge, death, disability or retirement, but excluding terminations where the Consultant simultaneously commences or remains in employment or service with the Company or any Subsidiary.

(b) As to a Non-Employee Director, the time when a Holder who is a Non-Employee Director ceases to be a Director for any reason, including, without limitation, a termination by resignation, failure to be elected, death, disability or retirement, but excluding terminations where the Holder simultaneously commences or remains in employment or service with the Company or any Subsidiary.

(c) As to an Employee, the time when the employee-employer relationship between a Holder and the Company or any Subsidiary is terminated for any reason, including, without limitation, a termination by resignation, discharge, death, disability or retirement; but excluding terminations where the Holder simultaneously commences or remains in employment or service with the Company or any Subsidiary.

The Administrator, in its discretion, shall determine the effect of all matters and questions relating to any Termination of Service, including, without limitation, the question of whether a Termination of Service resulted from a discharge for cause and all questions of whether particular leaves of absence constitute a Termination of Service. For purposes of the Plan, a Holder’s employee-employer relationship or consultancy relations shall be deemed to be terminated in the event that the Subsidiary employing or contracting with such Holder ceases to remain a Subsidiary following any merger, sale of stock or other corporate transaction or event (including, without limitation, a spin-off).

ARTICLE 3.

SHARES SUBJECT TO THE PLAN

3.1 Number of Shares.

(a) Subject to Sections 3.1(b) and 12.2, the aggregate number of Shares which may be issued or transferred pursuant to Awards under the Plan is 625,000 Shares.

(b) To the extent all or a portion of an Award is forfeited, expires, lapses for any reason, or is settled for cash without the delivery of Shares to the Holder, any Shares subject to such Award or portion thereof shall, to the extent of such forfeiture, expiration, lapse or cash settlement, again be available for the grant of an Award under the Plan. Any Shares repurchased by or surrendered to the Company under Section 6.4 so that such Shares are returned to the Company shall again be available for the grant of an Award under the Plan. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not be counted against the Shares available for issuance under the Plan.

3.2 Stock Distributed. Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Common Stock, treasury Common Stock or Common Stock purchased on the open market.

ARTICLE 4.

GRANTING OF AWARDS

4.1 Participation. The Administrator may, from time to time, select from among all Eligible Individuals, those to whom an Award shall be granted and shall determine the nature and amount of each Award, which shall not be inconsistent with the requirements of the Plan. No Eligible Individual shall have any right to be granted an Award pursuant to the Plan.

4.2 Award Agreement. Each Award shall be evidenced by an Award Agreement that sets forth the terms, conditions and limitations for such Award, which may include the term of the Award, the provisions applicable in the event of the Holder’s Termination of Service, and the Company’s authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award.

4.3 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3 of the Exchange Act and any amendments thereto) that are requirements for the application of such exemptive rule. To the extent permitted by Applicable Law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

4.4 At-Will Employment; Voluntary Participation. Nothing in the Plan or Award Agreement shall confer upon any Holder any right to continue in the employ of, or as a Director or Consultant for, the Company or any Subsidiary, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which rights are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, and with or without notice, or to terminate or change all other terms and conditions of employment or engagement, except to the extent expressly provided otherwise in a written agreement between the Holder and the Company or any Subsidiary. Participation by each Holder in the Plan shall be voluntary and nothing in the Plan shall be construed as mandating that any Eligible Individual shall participate in the Plan.

4.5 Stand-Alone and Tandem Awards. Awards granted pursuant to the Plan may, in the discretion of the Administrator, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

ARTICLE 5.

OPTIONS

5.1 Granting of Options to Eligible Individuals. The Administrator is authorized to grant Options to Eligible Individuals from time to time, in its discretion, on such terms and conditions as it may determine, which shall not be inconsistent with the Plan.

5.2 Option Exercise Price. The exercise price per Share subject to each Option shall be set by the Administrator, but shall not be less than 100% of the Fair Market Value of a Share on the date the Option is granted unless otherwise determined by the Administrator.

5.3 Option Vesting.

(a) The period during which the right to exercise, in whole or in part, an Option vests in the Holder shall be set by the Administrator and the Administrator may determine that an Option may not be exercised in whole or in part for a specified period after it is granted. Such vesting may be based on service with the Company or any Subsidiary or any other criteria selected by the Administrator, including Performance Goals or Performance Criteria. At any time after the grant of an Option, the Administrator, in its discretion and subject to whatever terms and conditions it selects, may accelerate the period during which an Option vests.

(b) No portion of an Option which is unexercisable at a Holder’s Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in the Award Agreement evidencing the grant of an Option or by action of the Administrator following the grant of the Option. Unless otherwise determined by the Administrator in the Award Agreement or by action of the Administrator following the grant of the Option, the portion of an Option that is unexercisable at a Holder’s Termination of Service shall automatically expire thirty (30) days following such Termination of Service.

5.4 Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, the stock administrator of the Company or such other person or entity designated by the Administrator, or his, her or its office, as applicable:

(a) A written or electronic notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option.

(b) Such representations and documents as the Administrator, in its discretion, deems necessary or advisable to effect compliance with Applicable Law. The Administrator may, in its discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars.

(c) In the event that the Option shall be exercised by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option, as determined in the discretion of the Administrator.

(d) Full payment of the exercise price and applicable withholding taxes for the shares with respect to which the Option, or portion thereof, is exercised, in a manner permitted by Section 10.1 and Section 10.2.

5.5 Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional Shares unless otherwise determined by the Administrator and the Administrator may require that, by the terms of the Option, a partial exercise must be with respect to a minimum number of shares.

5.6 Option Term. The term of each Option (the “Option Term”) shall be set by the Administrator in its discretion; provided, however, that the Option Term shall not be more than ten (10) years from the date the Option is granted. The Administrator shall determine the time period, including the time period following a Termination of Service, during which the Holder has the right to exercise the vested Options, which time period may not extend beyond the last day of the Option Term. Except as limited by the requirements of Section 409A of the Code or the first sentence of this Section 5.6, the Administrator may extend the Option Term of any outstanding Option, and may extend the time period during which vested Options may be exercised, in connection with any Termination of Service of the Holder, and may amend, subject to Section 12.1, any other term or condition of such Option relating to such a Termination of Service.

5.7 Expiration of Option Term: Automatic Exercise of In-The-Money Options. Unless otherwise determined by the Administrator (in an Award Agreement or otherwise) or as otherwise directed by an Option Holder in writing to the Company, each Option outstanding on the Automatic Exercise Date with an exercise price per share that is less than the Fair Market Value per share of Common Stock as of such date shall automatically and without further action by the Option Holder or the Company be exercised on the Automatic Exercise Date. In the discretion of the Administrator, payment of the exercise price of any such Option shall be made pursuant to Section 10.1(b) or Section 10.1(c) and the Company or any Subsidiary shall deduct or withhold an amount sufficient to satisfy all taxes associated with such exercise in accordance with Section 10.2. Unless otherwise determined by the Administrator, this Section 5.7 shall not apply to an Option if the Holder of such Option incurs a Termination of Service on or before the Automatic Exercise Date. For the avoidance of doubt, no Option with an exercise price per share that is equal to or greater than the Fair Market Value per share of Common Stock on the Automatic Exercise Date shall be exercised pursuant to this Section 5.7.

ARTICLE 6.

RESTRICTED STOCK

6.1 Award of Restricted Stock.

(a) The Administrator is authorized to grant Restricted Stock to Eligible Individuals, and shall determine the terms and conditions, including the restrictions applicable to each award of Restricted Stock, which terms and conditions shall not be inconsistent with the Plan, and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

(b) The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that if a purchase price is charged, such purchase price shall be no less than the par value, if any, of the Shares to be purchased, unless otherwise permitted by Applicable Law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

6.2 Rights as Stockholders. Subject to Section 6.4, upon issuance of Restricted Stock, the Holder shall have, unless otherwise provided by the Administrator, all the rights of a stockholder with respect to said Shares, subject to the restrictions in each individual Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the Shares; provided, however, that, in the discretion of the Administrator, any extraordinary distributions with respect to the Shares shall be subject to the restrictions set forth in Section 6.3.

6.3 Restrictions. All shares of Restricted Stock (including any shares received by Holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Award Agreement, be subject to such restrictions and vesting requirements as the Administrator shall provide. Such restrictions may include, without limitation, restrictions concerning voting rights and transferability and such restrictions may lapse separately or in combination at such times and pursuant to such circumstances or based on such criteria as selected by the Administrator, including, without limitation, criteria based on the Holder’s duration of employment, directorship or consultancy with the Company, Performance Goals, Performance Criteria, Company performance, individual performance or other criteria selected by the Administrator. By action taken after the Restricted Stock is issued, the Administrator may, on such terms and conditions as it may determine to be appropriate, accelerate the vesting of such Restricted Stock by removing any or all of the restrictions imposed by the terms of the applicable Award Agreement. Unless otherwise determined by the Administrator, Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire.

6.4 Repurchase or Forfeiture of Restricted Stock. Except as otherwise determined by the Administrator at the time of the grant of the Award or thereafter, (a) if no price was paid by the Holder for the Restricted Stock, upon a Termination of Service during the applicable restriction period, the Holder’s rights in unvested Restricted Stock then subject to restrictions shall lapse, and such Restricted Stock shall be surrendered to the Company and cancelled without consideration, and (b) if a price was paid by the Holder for the Restricted Stock, upon a Termination of Service during the applicable restriction period, the Company shall have the right to repurchase from the Holder the unvested Restricted Stock then subject to restrictions at a cash price per share equal to the price paid by the Holder for such Restricted Stock or such other amount as may be specified in the applicable Award Agreement.

6.5 Certificates for Restricted Stock. Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Administrator shall determine. Certificates or book entries evidencing shares of Restricted Stock shall include an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock. The Company, in its discretion, may (a) retain physical possession of any stock certificate evidencing shares of Restricted Stock until the restrictions thereon shall have lapsed and/or (b) require that the stock certificates evidencing shares of Restricted Stock be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed and that the Holder deliver a stock power, endorsed in blank, relating to such Restricted Stock.

6.6 Section 83(b) Election. If a Holder makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service.

ARTICLE 7.

RESTRICTED STOCK UNITS

7.1 Grant of Restricted Stock Units. The Administrator is authorized to grant Awards of Restricted Stock Units to any Eligible Individual selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator.

7.2 Purchase Price. The Administrator shall specify the purchase price, if any, to be paid by the Holder to the Company with respect to any Restricted Stock Unit award; provided, however, that value of the consideration shall not be less than the par value of a Share, unless otherwise permitted by Applicable Law.

7.3 Vesting of Restricted Stock Units. At the time of grant, the Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate, including, without limitation, vesting based upon the Holder’s duration of service to the Company or any Subsidiary, Company performance, individual performance or other specific criteria, in each case on a specified date or dates or over any period or periods, as determined by the Administrator.

7.4 Maturity and Payment. At the time of grant, the Administrator shall specify the maturity date applicable to each grant of Restricted Stock Units, which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the Holder (if permitted by the applicable Award Agreement); provided that, except as otherwise set forth in an applicable Award Agreement, the maturity date relating to each Restricted Stock Unit shall not occur following the later of (a) the 15th day of the third month following the end of the calendar year in which the applicable portion of the Restricted Stock Unit vests; or (b) the 15th day of the third month following the end of the Company’s fiscal year in which the applicable portion of the Restricted Stock Unit vests. On the maturity date, the Company shall, subject to Section 10.4, transfer to the Holder one unrestricted, fully transferable Share for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited, or in the discretion of the Administrator, an amount in cash equal to the Fair Market Value of such Shares on the maturity date or a combination of cash and Common Stock as determined by the Administrator.

7.5 No Rights as a Stockholder. Unless otherwise determined by the Administrator, a Holder of Restricted Stock Units shall possess no incidents of ownership with respect to the Shares represented by such Restricted Stock Units, unless and until such Shares are transferred to the Holder pursuant to the terms of this Plan and the Award Agreement.

ARTICLE 8.

PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS, STOCK PAYMENTS

8.1 Performance Awards. The Administrator is authorized to grant Performance Awards, including Awards of Performance Stock Units and other Awards determined in the Administrator’s discretion from time to time, to any Eligible Individual. The value of Performance Awards, including Performance Stock Units, may be linked to the attainment of the Performance Goals or other specific criteria, whether or not objective, determined by the Administrator, in each case on a specified date or dates or over any period or periods and in such amounts as may be determined by the Administrator.

8.2 Dividend Equivalents.

(a) Dividend Equivalents may be granted by the Administrator based on dividends declared on the Common Stock, to be credited as of dividend payment dates with respect to dividends with record dates that occur during the period between the date an Award is granted to a Holder and the date such Award vests, is exercised, is distributed or expires, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such restrictions and limitations as may be determined by the Administrator.

8.3 Stock Payments. The Administrator is authorized to make Stock Payments to any Eligible Individual. The number or value of Shares of any Stock Payment shall be determined by the Administrator and may be based upon one or more Performance Goals or any other specific criteria, including service to the Company or any Subsidiary, determined by the Administrator. Shares underlying a Stock Payment which is subject to a vesting schedule or other conditions or criteria set by the Administrator shall not be issued until those conditions have been satisfied. Unless otherwise provided by the Administrator, a Holder of a Stock Payment shall have no rights as a Company stockholder with respect to such Stock Payment until such time as the Stock Payment has vested and the Shares underlying the Award have been issued to the Holder. Stock Payments may, but are not required to, be made in lieu of base salary, bonus, fees or other cash compensation otherwise payable to such Eligible Individual.

8.4 Purchase Price. The Administrator may establish the purchase price of a Performance Award or Shares distributed as a Stock Payment award; provided, however, that value of the consideration shall not be less than the par value of a Share, unless otherwise permitted by Applicable Law.

ARTICLE 9.

STOCK APPRECIATION RIGHTS

9.1 Grant of Stock Appreciation Rights.

(a) The Administrator is authorized to grant Stock Appreciation Rights to Eligible Individuals from time to time, in its discretion, on such terms and conditions as it may determine, which shall not be inconsistent with the Plan.

(b) A Stock Appreciation Right shall entitle the Holder (or other person entitled to exercise the Stock Appreciation Right pursuant to the Plan) to exercise all or a specified portion of the Stock Appreciation Right (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the Stock Appreciation Right from the Fair Market Value on the date of exercise of the Stock Appreciation Right by the number of Shares with respect to which the Stock Appreciation Right shall have been exercised, subject to any limitations the Administrator may impose. Unless otherwise determined by the Administrator, the exercise price per Share subject to each Stock Appreciation Right shall be set by the Administrator, but shall not be less than 100% of the Fair Market Value on the date the Stock Appreciation Right is granted.

9.2 Stock Appreciation Right Vesting.

(a) The period during which the right to exercise, in whole or in part, a Stock Appreciation Right vests in the Holder shall be set by the Administrator, and the Administrator may determine that a Stock Appreciation Right may not be exercised in whole or in part for a specified period after it is granted. Such vesting may be based on service with the Company or any Subsidiary, Performance Criteria, Performance Goals or any other criteria selected by the Administrator. At any time after grant of a Stock Appreciation Right, the Administrator, in its discretion and subject to whatever terms and conditions it selects, may accelerate the period during which a Stock Appreciation Right vests.

(b) No portion of a Stock Appreciation Right which is unexercisable at a Holder’s Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator in an Award Agreement or by action of the Administrator following the grant of the Stock Appreciation Right. Unless otherwise determined by the Administrator in the Award Agreement or by action of the Administrator following the grant of the Stock Appreciation Right, the portion of a Stock Appreciation Right which is unexercisable at a Holder’s Termination of Service shall automatically expire thirty (30) days following such Termination of Service.

9.3 Manner of Exercise. All or a portion of an exercisable Stock Appreciation Right shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, the stock administrator of the Company, or such other person or entity designated by the Administrator, or his, her or its office, as applicable:

(a) A written or electronic notice complying with the applicable rules established by the Administrator stating that the Stock Appreciation Right, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Stock Appreciation Right or such portion of the Stock Appreciation Right.

(b) Such representations and documents as the Administrator, in its discretion, deems necessary or advisable to effect compliance with Applicable Law. The Administrator, in its discretion, may also take whatever additional actions it deems appropriate to effect such compliance, including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars.

(c) In the event that the Stock Appreciation Right shall be exercised by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Stock Appreciation Right, as determined in the discretion of the Administrator.

(d) Full payment of the exercise price and applicable withholding taxes for the Shares with respect to which the Stock Appreciation Right, or portion thereof, is exercised, in a manner permitted by Section 10.1 and Section 10.2.

9.4 Stock Appreciation Right Term. The term of each Stock Appreciation Right (the “Stock Appreciation Right Term”) shall be set by the Administrator in its discretion; provided, however, that the Stock Appreciation Right Term shall not be more than ten (10) years from the date the Stock Appreciation Right is granted. The Administrator shall determine the time period, including the time period following a Termination of Service, during which the Holder has the right to exercise the vested Stock Appreciation Rights, which time period may not extend beyond the last day of the Stock Appreciation Right Term applicable to such Stock Appreciation Right. Except as limited by the requirements of Section 409A of the Code or the first sentence of this Section 9.4, the Administrator may extend the Stock Appreciation Right Term of any outstanding Stock Appreciation Right, and may extend the time period during which vested Stock Appreciation Rights may be exercised, in connection with any Termination of Service of the Holder, and may amend, subject to Section 14.1, any other term or condition of such Stock Appreciation Right relating to such a Termination of Service.

9.5 Payment. Payment of the amounts payable with respect to Stock Appreciation Rights pursuant to this Article 9 shall be in cash, Shares (based on Fair Market Value as of the date the Stock Appreciation Right is exercised), or a combination of both, as determined by the Administrator.

9.6 Expiration of Stock Appreciation Right Term: Automatic Exercise of In-The-Money Stock Appreciation Rights. Unless otherwise determined by the Administrator (in an Award Agreement or otherwise) or as otherwise directed by a Stock Appreciation Right Holder in writing to the Company, each Stock Appreciation Right outstanding on the Automatic Exercise Date with an exercise price per share that is less than the Fair Market Value per share of Common Stock as of such date shall automatically and without further action by the Stock Appreciation Right Holder or the Company be exercised on the Automatic Exercise Date. In the discretion of the Administrator, the Company or any Subsidiary shall deduct or withhold an amount sufficient to satisfy all taxes associated with such exercise in accordance with Section 10.2. Unless otherwise determined by the Administrator, this Section 9.6 shall not apply to a Stock Appreciation Right if the Holder of such Stock Appreciation Right incurs a Termination of Service on or before the Automatic Exercise Date. For the avoidance of doubt, no Stock Appreciation Right with an exercise price per share that is equal to or greater than the Fair Market Value per share of Common Stock on the Automatic Exercise Date shall be exercised pursuant to this Section 9.6.

ARTICLE 10.

ADDITIONAL TERMS OF AWARDS

10.1 Payment. The Administrator shall determine the methods by which payments by any Holder with respect to any Awards granted under the Plan shall be made, including, without limitation: (a) cash or check, (b) Shares (including, in the case of payment of the exercise price of an Award, Shares issuable pursuant to the exercise of the Award) held for such period of time as may be required by the Administrator in order to avoid adverse accounting consequences, in each case, having a Fair Market Value on the date of delivery equal to the aggregate payments required, (c) delivery of a written or electronic notice that the Holder has placed a market sell order with a broker acceptable to the Company with respect to Shares then issuable upon exercise or vesting of an Award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate payments required; provided that payment of such proceeds is then made to the Company upon settlement of such sale, or (d) any other form of legal consideration acceptable to the Administrator in its discretion. The Administrator shall also determine the methods by which Shares shall be delivered or deemed to be delivered to Holders. Notwithstanding any other provision of the Plan to the contrary, no Holder who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment, with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

10.2 Tax Withholding. The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Holder to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Holder’s FICA, employment tax or other social security contribution obligation) required by law to be withheld with respect to any taxable event concerning a Holder arising as a result of the Plan. The Administrator, in its discretion and in satisfaction of the foregoing requirement, may withhold, or allow a Holder to elect to have the Company withhold, Shares otherwise issuable under an Award (or allow the surrender of Shares). Unless otherwise determined by the Administrator, the number of Shares which may be so withheld or surrendered shall be limited to the number of Shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the applicable statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income. The Administrator shall determine the fair market value of the Shares, consistent with applicable provisions of the Code, for tax withholding obligations due in connection with a broker-assisted cashless Option or Stock Appreciation Right exercise involving the sale of Shares to pay the Option or Stock Appreciation Right exercise price or any tax withholding obligation.

10.3 Transferability of Awards.

(a) Except as otherwise provided in Section 10.3(b):

(i) No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised, or the Shares underlying such Award have been issued, and all restrictions applicable to such Shares have lapsed;

(ii) No Award or interest or right therein shall be liable for the debts, contracts or engagements of the Holder or the Holder’s successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by Section 10.3(a)(i); and

(iii) During the lifetime of the Holder, only the Holder may exercise an Award (or any portion thereof) granted to such Holder under the Plan, unless it has been disposed of pursuant to a DRO; after the death of the Holder, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the Award Agreement, be exercised by the Holder’s personal representative or by any person empowered to do so under the deceased Holder’s will or under the then-applicable laws of descent and distribution.

(b) Notwithstanding Section 10.3(a), the Administrator, in its discretion, may determine to permit a Holder to transfer an Award to any one or more Permitted Transferees, subject to the following terms and conditions: (i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by will or the laws of descent and distribution; (ii) an Award transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Holder (other than the ability to further transfer the Award); and (iii) the Holder and the Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under Applicable Law and (C) evidence the transfer.

(c) Notwithstanding Section 10.3(a), a Holder may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Holder and to receive any distribution with respect to any Award upon the Holder’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Holder, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Administrator. If the Holder is married or a domestic partner in a domestic partnership qualified under Applicable Law and resides in a community property state, a designation of a person other than the Holder’s spouse or domestic partner, as applicable, as the Holder’s beneficiary with respect to more than 50% of the Holder’s interest in the Award shall not be effective without the prior written or electronic consent of the Holder’s spouse or domestic partner. If no beneficiary has been designated or survives the Holder, payment shall be made to the person entitled thereto pursuant to the Holder’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Holder at any time; provided that the change or revocation is filed with the Administrator prior to the Holder’s death.

10.4 Conditions to Issuance of Shares.

(a) Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates or make any book entries evidencing Shares issuable pursuant to any Award, unless and until the Board or the Committee has determined, with advice of counsel, that the issuance of such Shares is in compliance with Applicable Law and the Shares are covered by an effective registration statement or applicable exemption from registration. In addition to the terms and conditions provided herein, the Board or the Committee may require that a Holder make such reasonable covenants, agreements and representations as the Board or the Committee, in its discretion, deems advisable in order to comply with Applicable Law.

(b) All Share certificates delivered pursuant to the Plan and all Shares issued pursuant to book entry procedures are subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with Applicable Law. The Administrator may place legends on any Share certificate or book entry to reference restrictions applicable to the Shares.

(c) The Administrator shall have the right to require any Holder to comply with any timing or other restrictions with respect to the settlement, distribution or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.

(d) No fractional Shares shall be issued and the Administrator, in its discretion, shall determine whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding down.

(e) Notwithstanding any other provision of the Plan, unless otherwise determined by the Administrator or required by Applicable Law, the Company shall not deliver to any Holder certificates evidencing Shares issued in connection with any Award and instead such Shares shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

10.5 Forfeiture and Claw-Back Provisions. Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall have the right to provide, in an Award Agreement or otherwise, or to require a Holder to agree by separate written or electronic instrument, that:

(a) (i) Any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of the Award, or upon the receipt or resale of any Shares underlying the Award, shall be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if (x) a Termination of Service occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, or (y) the Holder at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator or (z) the Holder incurs a Termination of Service for “cause” (as such term is defined in the discretion of the Administrator, or as set forth in a written agreement relating to such Award between the Company and the Holder); and

(b) All Awards (including any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of any Award or upon the receipt or resale of any Shares underlying the Award) shall be subject to the provisions of any claw-back policy implemented by the Company, including, without limitation, any claw-back policy adopted to comply with the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder, to the extent set forth in such claw-back policy and/or in the applicable Award Agreement.

10.6 Repricing. Subject to Section 12.2, the Administrator shall have the authority, without the approval of the stockholders of the Company, to amend any outstanding Option or Stock Appreciation Right to reduce its price per share or cancel any Option or Stock Appreciation Right in exchange for cash or another Award when the Option or Stock Appreciation Right price per share exceeds the Fair Market Value of the underlying Shares.

10.7 Action Required Upon Grant of Award. The Company shall, in accordance with NASDAQ Rule 5635(c), (a) issue a press release disclosing the material terms of the Award, including the recipient(s) of the Award and the number of Shares involved and (b) provide written notice to the NASDAQ of the grant.

ARTICLE 11.

ADMINISTRATION

11.1 Administrator. The Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall administer the Plan (except as otherwise permitted herein) and, unless otherwise determined by the Board, shall consist solely of two or more Non-Employee Directors, each of whom is intended to qualify as both a “non-employee director” as defined by Rule 16b-3 of the Exchange Act or any successor rule and an “independent director” under the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded. Notwithstanding the foregoing, any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 11.1 or otherwise provided in any charter of the Committee. Except as may otherwise be provided in any charter of the Committee, appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written or electronic notice to the Board. Vacancies in the Committee may only be filled by the Board. Notwithstanding the foregoing, (a) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Non-Employee Directors and, with respect to such Awards, the terms “Administrator” and “Committee” as used in the Plan shall be deemed to refer to the Board and (b) the Board or Committee may delegate its authority hereunder to the extent permitted by Section 11.6. The Administrator may adopt procedures from time to time that are intended to ensure that an individual is an Eligible Individual prior to the granting of any Awards to such individual (including without limitation a requirement that each such individual certify to the Company prior to the receipt of an Award that he or she is not currently employed by the Company or a Subsidiary and, if previously so employed, has had a bona fide period of interruption of employment, and that the grant of Awards is an inducement material to his or her agreement to enter into employment with the Company or a Subsidiary).

11.2 Duties and Powers of Committee . It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and Award Agreements, and to adopt such rules for the administration, interpretation and application of the Plan as are not inconsistent therewith, to interpret, amend or revoke any such rules and to amend any Award Agreement; provided that the rights or obligations of the Holder of the Award that is the subject of any such Award Agreement are not affected adversely by such amendment, unless the consent of the Holder is obtained or such amendment is otherwise permitted under Section 10.5 or Section 12.10. Any such grant or award under the Plan need not be the same with respect to each Holder. In its discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or any successor rule, or any regulations or rules issued thereunder, or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded are required to be determined in the discretion of the Committee.

11.3 Action by the Committee. Unless otherwise established by the Board or in any charter of the Committee, a majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by all members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

11.4 Authority of Administrator. Subject to the Company’s Bylaws, the Committee’s Charter and any specific designation in the Plan, the Administrator has the exclusive power, authority and sole discretion to:

(a) Designate Eligible Individuals to receive Awards;

(b) Determine the type or types of Awards to be granted to Eligible Individuals;

(c) Determine the number of Awards to be granted and the number of Shares to which an Award will relate;

(d) Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, purchase price, any Performance Goals or Performance Criteria, any reload provision, any restrictions or limitations on the Award, any schedule for vesting, lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, and any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Administrator in its sole discretion determines;

(e) Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in cash, Shares, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(f) Prescribe the form of each Award Agreement, which need not be identical for each Holder;

(g) Decide all other matters that must be determined in connection with an Award;

(h) Establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

(i) Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement;

(j) Make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan; and

(k) Accelerate wholly or partially the vesting or lapse of restrictions of any Award or portion thereof at any time after the grant of an Award, subject to whatever terms and conditions it selects.

11.5 Decisions Binding. The Administrator’s interpretation of the Plan, any Awards granted pursuant to the Plan, and any Award Agreement and all decisions and determinations by the Administrator with respect to the Plan are final, binding and conclusive on all parties.

11.6 Delegation of Authority. To the extent permitted by Applicable Law, the Board or Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards or to take other administrative actions pursuant to this Article 11. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation, and the Board may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 11.6 shall serve in such capacity at the pleasure of the Board and the Committee.

ARTICLE 12.

MISCELLANEOUS PROVISIONS

12.1 Amendment, Suspension or Termination of the Plan. Except as otherwise provided in this Section 12.1, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, without approval of the Company’s stockholders given within twelve (12) months before or after the action by the Administrator, no action of the Administrator may, except as provided in Section 12.2, increase the limits imposed in Section 3.1 on the maximum number of Shares which may be issued under the Plan. Except as provided in Section 12.10, no amendment, suspension or termination of the Plan shall, without the consent of the Holder, impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides. No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any Award be granted under the Plan after the tenth anniversary of the Effective Date (the “Expiration Date”). Any Awards that are outstanding on the Expiration Date shall remain in force according to the terms of the Plan and the applicable Award Agreement.

12.2 Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

(a) In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in this Section 12.2, the Administrator shall equitably adjust each outstanding Award, which adjustments may include adjustments to the number and type of securities subject to each outstanding Award and/or the exercise price or grant price thereof, if applicable, the grant of new Awards (subject to the requirements of NASDAQ Rule 5635(c)(4) and other Applicable Laws), and/or the making of a cash payment, as the Administrator deems appropriate to reflect such Equity Restructuring. The adjustments provided under this Section 12.2(a) shall be nondiscretionary and shall be final and binding on the affected Holder and the Company; provided that whether an adjustment is equitable shall be determined in the discretion of the Administrator.

(b) In the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), Change in Control, reorganization, merger, amalgamation, consolidation, combination, repurchase, recapitalization, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or sale or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, as determined by the Administrator, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Award, the Administrator may make equitable adjustments, if any, to reflect such change with respect to: (i) the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 3.1) on the maximum number and kind of shares which may be issued under the Plan); (ii) the number and kind of Shares (or other securities or property) subject to outstanding Awards; (iii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (iv) the grant or exercise price per share for any outstanding Awards under the Plan.

(c) In the event of any transaction or event described in Section 12.2(b) or any unusual or nonrecurring transactions or events affecting the Company, any Subsidiary of the Company, or the financial statements of the Company or any Subsidiary, or of changes in Applicable Law or accounting principles, the Administrator, in its discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(i) To provide for either (A) termination of any such Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Holder’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 12.2 the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Holder’s rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Administrator, in its discretion, having an aggregate value not exceeding the amount that could have been attained upon the exercise of such Award or realization of the Holder’s rights had such Award been currently exercisable or payable or fully vested;

(ii) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iii) To make adjustments in the number and type of shares of the Company’s stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards and Awards which may be granted in the future;

(iv) To provide that such Award shall be exercisable or payable or fully vested with respect to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement; and

(v) To provide that the Award will terminate and cannot vest, be exercised or become payable after such event.

(d) The Administrator, in its discretion, may include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company that are not inconsistent with the provisions of the Plan.

(e) Unless otherwise determined by the Administrator, no adjustment or action described in this Section 12.2 or in any other provision of the Plan shall be authorized to the extent that such adjustment would cause the Plan or an Award to violate NASDAQ Rule 5635(c)(4) or other Applicable Law. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 of the Exchange Act or violate the exemptive conditions of Rule 16b-3 of the Exchange Act unless the Administrator determines that the Award is not to comply with such exemptive conditions.

(f) The existence of the Plan, the Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(g) No action shall be taken under this Section 12.2 which shall cause an Award to fail to comply with Section 409A of the Code, to the extent applicable.

(h) In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the Shares or the share price of the Common Stock including any Equity Restructuring, for reasons of administrative convenience, the Company, in its discretion, may refuse to permit the exercise of any Award during a period of up to thirty (30) days prior to the consummation of any such transaction.

12.3 Approval of Plan by Stockholders Not Required. It is expressly intended that approval of the Company’s stockholders not be required as a condition of the effectiveness of the Plan, and the Plan’s provisions shall be interpreted in a manner consistent with such intent for all purposes. Specifically, NASDAQ Rule 5635(c) generally requires stockholder approval for equity-compensation plans adopted by companies whose securities are listed on the NASDAQ Stock Market that provide for the delivery of equity securities to any employees, directors or other service providers of such companies as compensation for services. NASDAQ Rule 5635(c)(4) provides an exemption in certain circumstances for employment inducement awards. Notwithstanding anything to the contrary herein, in accordance with NASDAQ Rule 5635(c)(4), Awards may only be granted as material inducements to Eligible Individuals being hired or rehired as Employees, as applicable, and must be approved by (a) the Board, acting through a majority of the Company’s Independent Directors or (b) the independent Compensation Committee of the Board. Accordingly, pursuant to NASDAQ Rule 5635(c)(4), the issuance of Awards and the Shares issuable upon exercise or vesting of such Awards pursuant to the Plan is not subject to the approval of the Company’s stockholders.

12.4 No Stockholders Rights. Except as otherwise provided herein, a Holder shall have none of the rights of a stockholder with respect to Shares covered by any Award until the Holder becomes the record owner of such Shares.

12.5 Paperless Administration. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Holder may be permitted through the use of such an automated system.

12.6 Effect of Plan upon Other Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company or any Subsidiary: (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Subsidiary, or (b) except as otherwise provided in the penultimate sentence of Section 3.1(a), to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including without limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

12.7 Compliance with Laws. The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of Shares and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all Applicable Law (including but not limited to state, federal and foreign securities law and margin requirements), and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all Applicable Law. To the extent permitted by Applicable Law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to Applicable Law.

12.8 Titles and Headings, References to Sections of the Code or Exchange Act. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control. References to sections of the Code or the Exchange Act shall include any amendment or successor thereto.

12.9 Governing Law. The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof or of any other jurisdiction.

12.10 Section 409A. To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and any Award Agreements shall be interpreted in accordance with Section 409A of the Code, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Administrator determines that any Award may be subject to Section 409A of the Code (including Department of Treasury guidance as may be issued after the Effective Date), the Administrator may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and thereby avoid the application of any penalty taxes under such Section.

12.11 No Rights to Awards. No Eligible Individual or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Administrator is obligated to treat Eligible Individuals, Holders or any other persons or Awards (or portions thereof) uniformly.

12.12 Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Holder pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Holder any rights that are greater than those of a general creditor of the Company or any Subsidiary.

12.13 Indemnification. To the extent allowable pursuant to Applicable Law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

12.14 Relationship to other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

12.15 Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

T2 BIOSYSTEMS, INC.

INDUCEMENT AWARD PLAN

STOCK OPTION GRANT NOTICE

T2 Biosystems, Inc., a Delaware corporation, (the “Company”), pursuant to its Inducement Award Plan, as amended from time to time (the “Plan”), hereby grants to the holder listed below (“Participant”), an option to purchase the number of shares of Common Stock (“Stock”) set forth below (the “Option”). The Option is subject to the terms and conditions set forth in this Stock Option Grant Notice (the “Grant Notice”) and the Stock Option Agreement attached hereto as Exhibit A (the “Agreement”) and the Plan, which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in the Grant Notice and the Agreement.

Participant:

Grant Date:

Exercise Price per Share:	$

Total Exercise Price:	$

Total Number of Shares Subject to the Option:	shares

Expiration Date:

Vesting Commencement Date:

Vesting Schedule:	[To be specified in individual agreements]

Type of Option:	Non-Qualified Stock Option

By Participant’s signature below, Participant agrees to be bound by the terms and conditions of the Plan, the Agreement and the Grant Notice. Participant has reviewed the Agreement, the Plan and the Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing the Grant Notice and fully understands all provisions of the Grant Notice, the Agreement and the Plan. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan, the Grant Notice or the Agreement.

T2 BIOSYSTEMS, INC.	PARTICIPANT

By:	By:
Print Name:	Print Name:
Title:

EXHIBIT A

TO STOCK OPTION GRANT NOTICE

STOCK OPTION AGREEMENT

Pursuant to the Grant Notice to which this Agreement is attached, the Company has granted to Participant an Option under the Plan to purchase the number of shares of Stock set forth in the Grant Notice.

ARTICLE 1.

GENERAL

1.1 Defined Terms. Capitalized terms not specifically defined herein shall have the meanings specified in the Plan or the Grant Notice.

1.2 Incorporation of Terms of Plan. The Option is subject to the terms and conditions set forth in this Agreement and the Plan, which is incorporated herein by reference. In the event of any inconsistency between the Plan and this Agreement, the terms of the Plan shall control.

1.3 Employment Inducement Award. The Option is intended to constitute an employment inducement award under NASDAQ Rule 5635(c)(4) that is exempt from the requirements of shareholder approval of equity-compensation plans under NASDAQ Rule 5635(c)(4). This Agreement and the terms and conditions of the Option will be interpreted consistent with such intent.

ARTICLE 2.

GRANT OF OPTION

2.1 Grant of Option. In consideration of Participant’s past and/or continued employment with or service to the Company or a Subsidiary and for other good and valuable consideration, effective as of the grant date set forth in the Grant Notice (the “Grant Date”), the Company has granted to Participant the Option to purchase any part or all of an aggregate of the number of shares of Stock set forth in the Grant Notice, upon the terms and conditions set forth in the Grant Notice, the Plan and this Agreement, subject to adjustments as provided in Section 12.2 of the Plan.

2.2 Exercise Price. The exercise price per share of the shares of Stock subject to the Option (the “Exercise Price”) shall be as set forth in the Grant Notice.

2.3 Consideration to the Company. In consideration of the grant of the Option by the Company, Participant agrees to render faithful and efficient services to the Company or any Subsidiary. Nothing in the Plan, the Grant Notice or this Agreement shall confer upon Participant any right to continue in the employ or service of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and its Subsidiaries, which rights are hereby expressly reserved, to discharge or terminate the services of Participant at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written agreement between the Company or a Subsidiary and Participant.

ARTICLE 3.

PERIOD OF EXERCISABILITY

3.1 Commencement of Exercisability.

(a) Subject to Sections 3.2, 3.3, 5.9 and 5.14 hereof, the Option shall become vested and exercisable in such amounts and at such times as are set forth in the Grant Notice.

(b) Unless otherwise determined by the Administrator, any portion of the Option that has not become vested and exercisable on or prior to the date of the Participant’s Termination of Service shall be forfeited on the date of the Participant’s Termination of Service and shall not thereafter become vested or exercisable.

3.2 Duration of Exercisability. The installments provided for in the vesting schedule set forth in the Grant Notice are cumulative. Each such installment which becomes vested and exercisable pursuant to the vesting schedule set forth in the Grant Notice shall remain vested and exercisable until it becomes unexercisable under Section 3.3 hereof. Once the Option becomes unexercisable, it shall be forfeited immediately.

3.3 Expiration of Option. The Option may not be exercised to any extent by anyone after the first to occur of the following events:

(a) The expiration date set forth in the Grant Notice;

(b) Except as the Administrator may otherwise approve, in the event of Participant’s Termination of Service other than for Cause or by reason of Participant’s death or disability, the expiration of three (3) months from the date of Participant’s Termination of Service;

(c) Except as the Administrator may otherwise approve, the expiration of one (1) year from the date of Participant’s Termination of Service by reason of Participant’s death or disability; or

(d) Except as the Administrator may otherwise approve, upon Participant’s Termination of Service for Cause.

As used in this Agreement, “Cause” shall mean (a) the Board’s determination that Participant failed to substantially perform Participant’s duties (other than any such failure resulting from Participant’s disability); (b) the Board’s determination that Participant failed to carry out, or comply with any lawful and reasonable directive of the Board or Participant’s immediate supervisor; (c) Participant’s conviction, plea of no contest, plea of nolo contendere, or imposition of unadjudicated probation for any felony, indictable offense or crime involving moral turpitude; (d) Participant’s unlawful use (including being under the influence) or possession of illegal drugs on the premises of the Company or any of its Subsidiaries or while performing Participant’s duties and responsibilities; or (e) Participant’s commission of an act of fraud, embezzlement, misappropriation, misconduct, or breach of fiduciary duty against the Company of any of its Subsidiaries. Notwithstanding the foregoing, if Participant is a party to a written employment or consulting agreement with the Company (or its Subsidiary) in which the term “cause” is defined, then “Cause” shall be as such term is defined in the applicable written employment or consulting agreement.

3.4 Tax Withholding. Notwithstanding any other provision of this Agreement:

(a) The Company and its Subsidiaries have the authority to deduct or withhold, or require Participant to remit to the Company or the applicable Subsidiary, an amount sufficient to satisfy applicable federal, state, local and foreign taxes (including the employee portion of any FICA obligation) required by law to be withheld with respect to any taxable event arising pursuant to this Agreement. The Company and its Subsidiaries may withhold or Participant may make such payment in one or more of the forms specified below:

(i) by cash or check made payable to the Company or the Subsidiary with respect to which the withholding obligation arises;

(ii) by the deduction of such amount from other compensation payable to Participant;

(iii) with respect to any withholding taxes arising in connection with the exercise of the Option, with the consent of the Administrator, by requesting that the Company withhold a net number of shares of Stock issuable upon the exercise of the Option having a then current Fair Market Value not exceeding the amount necessary to satisfy the withholding obligation of the Company and its Subsidiaries based on the applicable statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes;

(iv) with respect to any withholding taxes arising in connection with the exercise of the Option, with the consent of the Administrator, by tendering to the Company shares of Stock having a then current Fair Market Value not exceeding the amount necessary to satisfy the withholding obligation of the Company and its Subsidiaries based on the applicable statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes;

(v) with respect to any withholding taxes arising in connection with the exercise of the Option, through the delivery of a notice that Participant has placed a market sell order with a broker acceptable to the Company with respect to shares of Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company or the Subsidiary with respect to which the withholding obligation arises in satisfaction of such withholding taxes; provided that payment of such proceeds is then made to the Company or the applicable Subsidiary at such time as may be required by the Administrator, but in any event not later than the settlement of such sale; or

(vi) in any combination of the foregoing.

(b) With respect to any withholding taxes arising in connection with the Option, in the event Participant fails to provide timely payment of all sums required pursuant to

Section 3.4(a), the Company shall have the right and option, but not the obligation, to treat such failure as an election by Participant to satisfy all or any portion of Participant’s required payment obligation pursuant to Section 3.4(a)(ii) or Section 3.4(a)(iii) above, or any combination of the foregoing as the Company may determine to be appropriate. The Company shall not be obligated to deliver any certificate representing shares of Stock issuable with respect to the exercise of the Option to Participant or his or her legal representative unless and until Participant or his or her legal representative shall have paid or otherwise satisfied in full the amount of all federal, state, local and foreign taxes applicable with respect to the taxable income of Participant resulting from the exercise of the Option or any other taxable event related to the Option.

(c) In the event any tax withholding obligation arising in connection with the Option will be satisfied under Section 3.4(a)(iii) above, then the Company may elect to instruct any brokerage firm determined acceptable to the Company for such purpose to sell on Participant’s behalf a whole number of shares from those shares of Stock that are issuable upon exercise of the Option as the Company determines to be appropriate to generate cash proceeds sufficient to satisfy the tax withholding obligation and to remit the proceeds of such sale to the Company or the Subsidiary with respect to which the withholding obligation arises. Participant’s acceptance of this Award constitutes Participant’s instruction and authorization to the Company and such brokerage firm to complete the transactions described in this Section 3.4(c), including the transactions described in the previous sentence, as applicable. The Company may refuse to issue any shares of Stock to Participant until the foregoing tax withholding obligations are satisfied.

(d) Participant is ultimately liable and responsible for all taxes owed in connection with the Option, regardless of any action the Company or any Subsidiary takes with respect to any tax withholding obligations that arise in connection with the Option. Neither the Company nor any Subsidiary makes any representation or undertaking regarding the treatment of any tax withholding in connection with the awarding, vesting or exercise of the Option or the subsequent sale of Stock. The Company and the Subsidiaries do not commit and are under no obligation to structure the Option to reduce or eliminate Participant’s tax liability.

ARTICLE 4.

EXERCISE OF OPTION

4.1 Person Eligible to Exercise. During the lifetime of Participant, only Participant may exercise the Option or any portion thereof. After the death of Participant, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.3 hereof, be exercised by Participant’s personal representative or by any person empowered to do so under the deceased Participant’s will or under the then applicable laws of descent and distribution.

4.2 Partial Exercise. Subject to Section 5.2, any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.3 hereof.

4.3 Manner of Exercise. The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary of the Company (or any third party administrator or other person or entity designated by the Company), during regular business hours, of all of the following prior to the time when the Option or such portion thereof becomes unexercisable under Section 3.3 hereof.

(a) An exercise notice in a form specified by the Administrator, stating that the Option or portion thereof is thereby exercised, such notice complying with all applicable rules established by the Administrator;

(b) The receipt by the Company of full payment for the shares of Stock with respect to which the Option or portion thereof is exercised, in such form of consideration permitted under Section 4.4 hereof that is acceptable to the Administrator;

(c) The payment of any applicable withholding tax in accordance with Section 3.4;

(d) Any other written representations or documents as may be required in the Administrator’s sole discretion to effect compliance with Applicable Law; and

(e) In the event the Option or portion thereof shall be exercised pursuant to Section 4.1 hereof by any person or persons other than Participant, appropriate proof of the right of such person or persons to exercise the Option.

Notwithstanding any of the foregoing, the Administrator shall have the right to specify all conditions of the manner of exercise, which conditions may vary by country and which may be subject to change from time to time.

4.4 Method of Payment. Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of Participant:

(a) Cash or check;

(b) With the consent of the Administrator, surrender of shares of Stock (including, without limitation, shares of Stock otherwise issuable upon exercise of the Option) held for such period of time as may be required by the Administrator in order to avoid adverse accounting consequences and having a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof;

(c) Through the delivery of a notice that Participant has placed a market sell order with a broker acceptable to the Company with respect to shares of Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; provided that payment of such proceeds is then made to the Company at such time as may be required by the Administrator, but in any event not later than the settlement of such sale; or

(d) Any other form of legal consideration acceptable to the Administrator.

4.5 Conditions to Issuance of Stock. The Company shall not be required to issue or deliver any shares of Stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions: (A) the admission of such shares of Stock to listing on all stock exchanges on which such Stock is then listed, (B) the completion of any registration or other qualification of such shares of Stock under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or other governmental regulatory body, which the Administrator shall, in its absolute discretion, deem necessary or advisable, (C) the obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable, (D) the receipt by the Company of full payment for such shares of Stock, which may be in one or more of the forms of consideration permitted under Section 4.4 hereof, and (E) the receipt of full payment of any applicable withholding tax in accordance with Section 3.4 by the Company or its Subsidiary with respect to which the applicable withholding obligation arises.

4.6 Rights as Stockholder. Neither Participant nor any person claiming under or through Participant will have any of the rights or privileges of a stockholder of the Company in respect of any shares of Stock purchasable upon the exercise of any part of the Option unless and until certificates representing such shares of Stock (which may be in book-entry form) will have been issued and recorded on the records of the Company or its transfer agents or registrars and delivered to Participant (including through electronic delivery to a brokerage account). No adjustment will be made for a dividend or other right for which the record date is prior to the date of such issuance, recordation and delivery, except as provided in Section 12.2 of the Plan. Except as otherwise provided herein, after such issuance, recordation and delivery, Participant will have all the rights of a stockholder of the Company with respect to such shares of Stock, including, without limitation, the right to receipt of dividends and distributions on such shares.

ARTICLE 5.

OTHER PROVISIONS

5.1 Administration. The Administrator shall have the power to interpret the Plan, the Grant Notice and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan, the Grant Notice and this Agreement as are consistent therewith and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Administrator will be final and binding upon Participant, the Company and all other interested persons. To the extent allowable pursuant to Applicable Law, no member of the Committee or the Board will be personally liable for any action, determination or interpretation made with respect to the Plan, the Grant Notice or this Agreement.

5.2 Whole Shares. The Option may only be exercised for whole shares of Stock.

5.3 Option Not Transferable. Subject to Section 4.1 hereof, the Option may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution, unless and until the shares of Stock underlying the Option have been issued, and all restrictions applicable to such shares of Stock have lapsed. Neither the Option nor any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of Participant or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

5.4 Adjustments. The Administrator may accelerate the vesting of all or a portion of the Option in such circumstances as it, in its sole discretion, may determine. In addition, upon the occurrence of certain events relating to the Stock contemplated by Section 12.2 of the Plan (including, without limitation, an extraordinary cash dividend on such Stock), the Administrator may make such adjustments as the Administrator deems appropriate in the number of shares of Stock subject to the Option, the exercise price of the Option and the kind of securities that may be issued upon exercise of the Option. Participant acknowledges that the Option is subject to adjustment, modification and termination in certain events as provided in this Agreement and the Plan, including Section 12.2 of the Plan.

5.5 Notices. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of the Secretary of the Company at the Company’s principal office, and any notice to be given to Participant shall be addressed to Participant (or, if Participant is then deceased, to the person entitled to exercise the Option pursuant to Section 4.1) at Participant’s last address reflected on the Company’s records. By a notice given pursuant to this Section 5.5, either party may hereafter designate a different address for notices to be given to that party. Any notice shall be deemed duly given when sent via email (if to Participant) or when sent by certified mail (return receipt requested) and deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

5.6 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

5.7 Governing Law. The laws of the State of Delaware shall govern the interpretation, validity, administration, enforcement and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws.

5.8 Conformity to Securities Laws. Participant acknowledges that the Plan, the Grant Notice and this Agreement are intended to conform to the extent necessary with all Applicable Laws, including, without limitation, the provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated thereunder by the Securities and Exchange Commission and state securities laws and regulations. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Option is granted and may be exercised, only in such a manner as to conform to Applicable Law. To the extent permitted by Applicable Law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to Applicable Law.

5.9 Amendment, Suspension and Termination. To the extent permitted by the Plan, this Agreement may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator or the Board, provided that, except as may otherwise be provided by the Plan, no amendment, modification, suspension or termination of this Agreement shall adversely affect the Option in any material way without the prior written consent of Participant.

5.10 Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth in Section 5.3 and the Plan, this Agreement shall be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

5.11 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan or this Agreement, if Participant is subject to Section 16 of the Exchange Act, the Plan, the Option, the Grant Notice and this Agreement shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by Applicable Law, this Agreement shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

5.12 Not a Contract of Employment. Nothing in this Agreement or in the Plan shall confer upon Participant any right to continue to serve as an employee or other service provider of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and its Subsidiaries, which rights are hereby expressly reserved, to discharge or terminate the services of Participant at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written agreement between the Company or a Subsidiary and Participant.

5.13 Entire Agreement. The Plan, the Grant Notice and this Agreement (including any exhibit hereto) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.

5.14 Section 409A. This Award is not intended to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code (together with any Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the date hereof, “Section 409A”). However, notwithstanding any other provision of the Plan, the Grant Notice or this Agreement, if at any time the Administrator determines that this Award (or any portion thereof) may be subject to Section 409A, the Administrator shall have the right in its sole discretion (without any obligation to do so or to indemnify Participant or any other person for failure to do so) to adopt such amendments to the Plan, the Grant Notice or this Agreement, or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, as the Administrator determines are necessary or appropriate for this Award either to be exempt from the application of Section 409A or to comply with the requirements of Section 409A.

5.15 Agreement Severable. In the event that any provision of the Grant Notice or this Agreement is held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of the Grant Notice or this Agreement.

5.16 Limitation on Participant’s Rights. Participation in the Plan confers no rights or interests other than as herein provided. This Agreement creates only a contractual obligation on the part of the Company as to amounts payable and shall not be construed as creating a trust. Neither the Plan nor any underlying program, in and of itself, has any assets. Participant shall have only the rights of a general unsecured creditor of the Company with respect to amounts credited and benefits payable, if any, with respect to the Option, and rights no greater than the right to receive the Stock as a general unsecured creditor with respect to options, as and when exercised pursuant to the terms hereof.

5.17 Counterparts. The Grant Notice may be executed in one or more counterparts, including by way of any electronic signature, subject to Applicable Law, each of which shall be deemed an original and all of which together shall constitute one instrument.

5.18 Broker-Assisted Sales. In the event of any broker-assisted sale of shares of Stock in connection with the payment of withholding taxes as provided in Section 3.4(a)(v) or Section 3.4(c) or the payment of the exercise price as provided in Section 4.4(c): (A) any shares of Stock to be sold through a broker-assisted sale will be sold on the day the tax withholding obligation or exercise of the Option, as applicable, occurs or arises, or as soon thereafter as practicable; (B) such shares of Stock may be sold as part of a block trade with other participants in the Plan in which all participants receive an average price; (C) Participant will be responsible for all broker’s fees and other costs of sale, and Participant agrees to indemnify and hold the Company harmless from any losses, costs, damages, or expenses relating to any such sale; (D) to the extent the proceeds of such sale exceed the applicable tax withholding obligation or exercise price, the Company agrees to pay such excess in cash to Participant as soon as reasonably practicable; (E) Participant acknowledges that the Company or its designee is under no obligation to arrange for such sale at any particular price, and that the proceeds of any such sale may not be sufficient to satisfy the applicable tax withholding obligation or exercise price; and (F) in the event the proceeds of such sale are insufficient to satisfy the applicable tax withholding obligation, Participant agrees to pay immediately upon demand to the Company or its Subsidiary with respect to which the withholding obligation arises, an amount sufficient to satisfy any remaining portion of the Company’s or the applicable Subsidiary’s withholding obligation.

* * * * *

T2 BIOSYSTEMS, INC.

INDUCEMENT AWARD PLAN

RESTRICTED STOCK GRANT NOTICE

T2 Biosystems, Inc., a Delaware corporation (the “Company”), pursuant to its Inducement Award Plan, as amended from time to time (the “Plan”), hereby grants to the holder listed below (“Participant”) the number of shares of Restricted Stock (the “Shares”) set forth below. The Shares are subject to the terms and conditions set forth in this Restricted Stock Grant Notice (the “Grant Notice”) and the Restricted Stock Agreement attached hereto as Exhibit A (the “Agreement”) and the Plan, which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in the Grant Notice and the Agreement.

Participant:

Grant Date:

Total Number of Shares of Restricted Stock:

Vesting Schedule:	[To be specified in individual agreements]

By Participant’s signature below, Participant agrees to be bound by the terms and conditions of the Plan, the Agreement and the Grant Notice. Participant has reviewed the Agreement, the Plan and the Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing the Grant Notice and fully understands all provisions of the Grant Notice, the Agreement and the Plan. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan, the Grant Notice or the Agreement.

T2 BIOSYSTEMS, INC.	PARTICIPANT

HOLDER:

By:	By:
Print Name:	Print Name:
Title:

EXHIBIT A

TO RESTRICTED STOCK GRANT NOTICE

RESTRICTED STOCK AGREEMENT

Pursuant to the Grant Notice to which this Agreement is attached, the Company has granted to Participant the number of Shares set forth in the Grant Notice.

ARTICLE I.

GENERAL

1.1 Defined Terms. Capitalized terms not specifically defined herein shall have the meanings specified in the Plan or the Grant Notice.

1.2 Incorporation of Terms of Plan. The Shares issued to Participant pursuant to the Grant Notice are subject to the terms and conditions set forth in this Agreement and the Plan, which is incorporated herein by reference. In the event of any inconsistency between the Plan and this Agreement, the terms of the Plan shall control.

1.3 Employment Inducement Award. The Shares are intended to constitute an employment inducement award under NASDAQ Rule 5635(c)(4) that is exempt from the requirements of shareholder approval of equity-compensation plans under NASDAQ Rule 5635(c)(4). This Agreement and the terms and conditions of the Shares will be interpreted consistent with such intent.

ARTICLE II.

ISSUANCE OF SHARES

2.1 Issuance of Shares. In consideration of Participant’s past and/or continued employment with or service to the Company or a Subsidiary and for other good and valuable consideration, effective as of the grant date set forth in the Grant Notice (the “Grant Date”), the Company has granted to Participant the number of Shares set forth in the Grant Notice, upon the terms and conditions set forth in the Grant Notice, this Agreement and the Plan.

2.2 Issuance Mechanics. As of the Grant Date, the Company shall issue the Shares in the form of Common Stock (“Stock”) to Participant and shall (a) cause a stock certificate or certificates representing such shares of Stock to be registered in the name of Participant, or (b) cause such shares of Stock to be held in book-entry form. If a stock certificate is issued, it shall be delivered to and held in custody by the Company and shall bear the restrictive legends required by Section 5.1. If the shares of Stock are held in book-entry form, then such entry will reflect that the shares are subject to the restrictions of this Agreement.

ARTICLE III.

FORFEITURE AND TRANSFER RESTRICTIONS

3.1 Forfeiture Restriction. Subject to the provisions of Section 3.2 below, in the event of Participant’s Termination of Service for any reason, including as a result of Participant’s death or disability, all of the Unreleased Shares (as defined below) shall thereupon be forfeited immediately and without any further action by the Company (the “Forfeiture Restriction”), except as otherwise provided in a written agreement between Participant and the Company. Upon the occurrence of such forfeiture, the Company shall become the legal and beneficial owner of the Unreleased Shares and all rights and interests therein or

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relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Unreleased Shares being forfeited by Participant. The Unreleased Shares shall be held by the Company in accordance with Section 3.3 until the Shares are forfeited as provided in this Section 3.1, until such Unreleased Shares are fully released from the Forfeiture Restriction as provided in Section 3.2 or until such time as this Agreement is no longer in effect. Participant hereby authorizes and directs the Secretary of the Company, or such other person designated by the Administrator, to transfer any Unreleased Shares that are forfeited pursuant to this Section 3.1 from Participant to the Company.

3.2 Release of Shares from Forfeiture Restriction. The Shares shall be released from the Forfeiture Restriction in accordance with the vesting schedule set forth in the Grant Notice. Any of the Shares which, from time to time, have not yet been released from the Forfeiture Restriction are referred to herein as “Unreleased Shares.” In the event any of the Unreleased Shares are released from the Forfeiture Restriction, any Retained Distributions (as defined below) paid on such Unreleased Shares shall be promptly paid by the Company to Participant. As soon as administratively practicable following the release of any Shares from the Forfeiture Restriction, the Company shall, as applicable, either deliver to Participant the certificate or certificates representing such Shares in the Company’s possession belonging to Participant, or, if the Shares are held in book-entry form, then the Company shall remove the notations indicating that the shares are subject to the restrictions of this Agreement. Participant (or the beneficiary or personal representative of Participant in the event of Participant’s death or incapacity, as the case may be) shall deliver to the Company any representations or other documents or assurances as the Company or its representatives deem necessary or advisable in connection with any such delivery.

3.3 Escrow.

The Unreleased Shares shall be held by the Company until such Unreleased Shares are forfeited as provided in Section 3.1, until such Unreleased Shares are fully released from the Forfeiture Restriction as provided in Section 3.2 or until such time as this Agreement is no longer in effect. Participant shall not retain physical custody of any certificates representing Unreleased Shares issued to Participant. Participant, by acceptance of this Award, shall be deemed to appoint, and does so appoint, the Company and each of its authorized representatives as Participant’s attorney(s)-in-fact to effect any transfer of forfeited Unreleased Shares (and Retained Distributions, if any, paid on such forfeited Unreleased Shares) to the Company as may be required pursuant to the Plan or this Agreement, and to execute such representations or other documents or assurances as the Company or such representatives deem necessary or advisable in connection with any such transfer. To the extent allowable by Applicable Law, the Company, or its designee, shall not be liable for any act it may do or omit to do with respect to holding the Shares in escrow and while acting in good faith and in the exercise of its judgment.

The Company will retain custody of all cash dividends and other distributions (“Retained Distributions”) made or declared with respect to Unreleased Shares (and such Retained Distributions will be subject to the Forfeiture Restriction and the other terms and conditions under this Agreement that are applicable to the Shares) until such time, if ever, as the Unreleased Shares with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested pursuant to the Grant Notice. Retained Distributions that were made or declared in cash will be retained by the Company in a bookkeeping account until the Unreleased Shares with respect to which such Retained Distributions relate shall have become vested pursuant to the Grant Notice, at which time the Company shall release to Participant the amount retained in the Participant’s bookkeeping account, without interest, as cash; provided that, at the Company’s option, Retained Distributions may be deemed reinvested in notional shares of Stock such that upon release and distribution of such Retained Distributions to Participant, Participant shall be entitled to receive on the date of such distribution or release an amount of cash or the number of whole shares of Stock or a combination thereof, as determined by the Administrator, the aggregate fair value of which shall be equal to the Fair Market Value of the notional shares of Stock to which such released Retained Distributions relate. Any Retained Distributions with respect to Unreleased Shares shall be forfeited in the event such Unreleased Shares are forfeited.

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3.4 Rights as Stockholder. Except as otherwise provided herein, upon issuance of the Shares by the Company, Participant shall have all the rights of a stockholder with respect to said Shares, subject to the restrictions herein, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

ARTICLE IV.

TAXATION AND TAX WITHHOLDING

4.1 Representation. Participant represents to the Company that Participant has reviewed with his or her own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents.

4.2 Section 83(b) Election. If Participant makes an election under Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”), to be taxed with respect to the Shares as of the date of transfer of the Shares rather than as of the date or dates upon which Participant would otherwise be taxable under Section 83(a) of the Code, Participant shall deliver a copy of such election to the Company promptly upon filing such election with the Internal Revenue Service.

4.3 Tax Withholding. Notwithstanding any other provision of this Agreement:

The Company and its Subsidiaries have the authority to deduct or withhold, or require Participant to remit to the Company or the applicable Subsidiary, an amount sufficient to satisfy applicable federal, state, local and foreign taxes (including the employee portion of any FICA obligation) required by law to be withheld with respect to any taxable event arising pursuant to this Agreement. The Company and its Subsidiaries may withhold or Participant may make such payment in one or more of the forms specified below:

(i) by cash or check made payable to the Company or the Subsidiary with respect to which the withholding obligation arises;

(ii) by the deduction of such amount from other compensation payable to Participant;

(iii) with respect to any withholding taxes arising in connection with the vesting of the Shares, with the consent of the Administrator, by requesting that the Company and its Subsidiaries withhold a net number of vested Shares having a then current Fair Market Value not exceeding the amount necessary to satisfy the withholding obligation of the Company and its Subsidiaries based on the applicable statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes;

(iv) with respect to any withholding taxes arising in connection with the vesting of the Shares, with the consent of the Administrator, by tendering to the Company vested shares of Stock having a then current Fair Market Value not exceeding the amount necessary to satisfy the withholding obligation of the Company and its Subsidiaries based on the applicable statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes;

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(v) with respect to any withholding taxes arising in connection with the vesting of the Shares, through the delivery of a notice that Participant has placed a market sell order with a broker acceptable to the Company with respect to those Shares that are then becoming vested and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company or the Subsidiary with respect to which the withholding obligation arises in satisfaction of such withholding taxes; provided that payment of such proceeds is then made to the Company or the applicable Subsidiary at such time as may be required by the Administrator, but in any event not later the settlement of such sale; or

(vi) in any combination of the foregoing.

With respect to any withholding taxes arising in connection with the Shares, in the event Participant fails to provide timely payment of all sums required pursuant to Section 4.3(a), the Company shall have the right and option, but not the obligation, to treat such failure as an election by Participant to satisfy all or any portion of Participant’s required payment obligation pursuant to Section 4.3(a)(ii) or Section 4.3(a)(iii) above, or any combination of the foregoing as the Company may determine to be appropriate. The Company shall not be obligated to deliver any certificate representing the Shares to Participant or his or her legal representative unless and until Participant or his or her legal representative shall have paid or otherwise satisfied in full the amount of all federal, state, local and foreign taxes applicable with respect to the taxable income of Participant resulting from the vesting of the Shares or any other taxable event related to the Shares.

In the event any tax withholding obligation arising in connection with the Shares will be satisfied under Section 4.3(a)(iii), then the Company may elect to instruct any brokerage firm determined acceptable to the Company for such purpose to sell on Participant’s behalf a whole number of shares of Stock from those Shares that are then becoming vested as the Company determines to be appropriate to generate cash proceeds sufficient to satisfy the tax withholding obligation and to remit the proceeds of such sale to the Company or the Subsidiary with respect to which the withholding obligation arises. Participant’s acceptance of this Award constitutes Participant’s instruction and authorization to the Company and such brokerage firm to complete the transactions described in this Section 4.3(c), including the transactions described in the previous sentence, as applicable. The Company may refuse to deliver any certificate representing the Shares to Participant or his or her legal representative until the foregoing tax withholding obligations are satisfied.

Participant is ultimately liable and responsible for all taxes owed in connection with the Shares, regardless of any action the Company or any Subsidiary takes with respect to any tax withholding obligations that arise in connection with the Shares. Neither the Company nor any Subsidiary makes any representation or undertaking regarding the treatment of any tax withholding in connection with the awarding, vesting or payment of the Shares or the subsequent sale of the Shares. The Company and the Subsidiaries do not commit and are under no obligation to structure this Award to reduce or eliminate Participant’s tax liability.

ARTICLE V.

RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS

5.1 Legends. The certificate or certificates representing the Shares, if any, shall bear the following legend (as well as any legends required by the Company’s charter and Applicable Law):

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO FORFEITURE IN FAVOR OF THE COMPANY AND MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF A RESTRICTED STOCK AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

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5.2 Refusal to Transfer; Stop-Transfer Notices. The Company shall not be required (a) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (b) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred. Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

5.3 Removal of Legend. After such time as the Forfeiture Restriction shall have lapsed with respect to the Shares, and upon Participant’s request, a new certificate or certificates representing such Shares shall be issued without the legend referred to in Section 5.1 and delivered to Participant. If the Shares are held in book entry form, the Company shall cause any restrictions noted on the book form to be removed.

ARTICLE VI.

OTHER PROVISIONS

6.1 Administration. The Administrator shall have the power to interpret the Plan, the Grant Notice and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan, the Grant Notice and this Agreement as are consistent therewith and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Administrator will be final and binding upon Participant, the Company and all other interested persons. To the extent allowable pursuant to Applicable Law, no member of the Committee or the Board will be personally liable for any action, determination or interpretation made with respect to the Plan, the Grant Notice or this Agreement.

6.2 Shares Not Transferable. The Shares and Retained Distributions may not be sold, pledged, assigned or transferred in any manner unless and until the Forfeiture Restrictions have lapsed. No Unreleased Shares or Retained Distributions or any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of Participant or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect.

6.3 Adjustments. The Administrator may accelerate the vesting of all or a portion of the Unreleased Shares in such circumstances as it, in its sole discretion, may determine. Participant acknowledges that the Shares are subject to adjustment, modification and termination in certain events as provided in this Agreement and the Plan, including Section 12.2 of the Plan.

6.4 Notices. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of the Secretary of the Company at the Company’s principal office, and any notice to be given to Participant shall be addressed to Participant at Participant’s last address reflected on the Company’s records. By a notice given pursuant to this Section 6.4, either party may hereafter designate a different address for notices to be given to that party. Any notice shall be deemed duly given when sent via email (if to Participant) or when sent by certified mail (return receipt requested) and deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

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6.5 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

6.6 Governing Law. The laws of the State of Delaware shall govern the interpretation, validity, administration, enforcement and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws.

6.7 Conformity to Securities Laws. Participant acknowledges that the Plan, the Grant Notice and this Agreement are intended to conform to the extent necessary with all Applicable Law, including, without limitation, the provisions of the Securities Act and the Exchange Act, and any and all regulations and rules promulgated thereunder by the Securities and Exchange Commission, and state securities laws and regulations. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Shares are granted, only in such a manner as to conform to Applicable Law. To the extent permitted by Applicable Law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to Applicable Law.

6.8 Amendment, Suspension and Termination. To the extent permitted by the Plan, this Agreement may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator or the Board, provided that, except as may otherwise be provided by the Plan, no amendment, modification, suspension or termination of this Agreement shall adversely affect the Shares in any material way without the prior written consent of Participant.

6.9 Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth in Section 6.2 and the Plan, this Agreement shall be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

6.10 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan or this Agreement, if Participant is subject to Section 16 of the Exchange Act, the Plan, the Shares, the Grant Notice and this Agreement shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by Applicable Law, this Agreement shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

6.11 Not a Contract of Employment. Nothing in this Agreement or in the Plan shall confer upon Participant any right to continue to serve as an employee or other service provider of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and its Subsidiaries, which rights are hereby expressly reserved, to discharge or terminate the services of Participant at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written agreement between the Company or a Subsidiary and Participant.

6.12 Entire Agreement. The Plan, the Grant Notice and this Agreement (including any exhibit hereto) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.

6.13 Section 409A. This Award is not intended to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code (together with any Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the date hereof, “Section 409A”). However,

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notwithstanding any other provision of the Plan, the Grant Notice or this Agreement, if at any time the Administrator determines that this Award (or any portion thereof) may be subject to Section 409A, the Administrator shall have the right in its sole discretion (without any obligation to do so or to indemnify Participant or any other person for failure to do so) to adopt such amendments to the Plan, the Grant Notice or this Agreement, or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, as the Administrator determines are necessary or appropriate for this Award either to be exempt from the application of Section 409A or to comply with the requirements of Section 409A.

6.14 Agreement Severable. In the event that any provision of the Grant Notice or this Agreement is held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of the Grant Notice or this Agreement.

6.15 Limitation on Participant’s Rights. Participation in the Plan confers no rights or interests other than as herein provided. This Agreement creates only a contractual obligation on the part of the Company as to amounts payable and shall not be construed as creating a trust. Neither the Plan nor any underlying program, in and of itself, has any assets. Participant shall have only the rights of a general unsecured creditor of the Company with respect to amounts credited and benefits payable, if any, with respect to the Award.

6.16 Counterparts. The Grant Notice may be executed in one or more counterparts, including by way of any electronic signature, subject to Applicable Law, each of which shall be deemed an original and all of which together shall constitute one instrument.

6.17 Broker-Assisted Sales. In the event of any broker-assisted sale of shares of Stock in connection with the payment of withholding taxes as provided in Section 4.3(a)(iii) or Section 4.3(a)(v): (A) any shares of Stock to be sold through a broker-assisted sale will be sold on the day the tax withholding obligation arises or as soon thereafter as practicable; (B) such shares of Stock may be sold as part of a block trade with other participants in the Plan in which all participants receive an average price; (C) Participant will be responsible for all broker’s fees and other costs of sale, and Participant agrees to indemnify and hold the Company harmless from any losses, costs, damages, or expenses relating to any such sale; (D) to the extent the proceeds of such sale exceed the applicable tax withholding obligation, the Company agrees to pay such excess in cash to Participant as soon as reasonably practicable; (E) Participant acknowledges that the Company or its designee is under no obligation to arrange for such sale at any particular price, and that the proceeds of any such sale may not be sufficient to satisfy the applicable tax withholding obligation; and (F) in the event the proceeds of such sale are insufficient to satisfy the applicable tax withholding obligation, Participant agrees to pay immediately upon demand to the Company or its Subsidiary with respect to which the withholding obligation arises an amount in cash sufficient to satisfy any remaining portion of the Company’s or the applicable Subsidiary’s withholding obligation.

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T2 BIOSYSTEMS, INC.

INDUCEMENT AWARD PLAN

RESTRICTED STOCK UNIT GRANT NOTICE

T2 Biosystems, Inc., a Delaware corporation (the “Company”), pursuant to its Inducement Award Plan, as amended from time to time (the “Plan”), hereby grants to the holder listed below (“Participant”) the number of Restricted Stock Units (the “RSUs”) set forth below. The RSUs are subject to the terms and conditions set forth in this Restricted Stock Unit Grant Notice (the “Grant Notice”) and the Restricted Stock Unit Agreement attached hereto as Exhibit A (the “Agreement”) and the Plan, which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in the Grant Notice and the Agreement.

Participant:

Grant Date:

Number of RSUs:

Type of Shares Issuable:	Common Stock

Vesting Schedule:	[To be specified in individual agreements]

By Participant’s signature below, Participant agrees to be bound by the terms and conditions of the Plan, the Agreement and the Grant Notice. Participant has reviewed the Agreement, the Plan and the Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing the Grant Notice and fully understands all provisions of the Grant Notice, the Agreement and the Plan. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan, the Grant Notice or the Agreement.

T2 BIOSYSTEMS, INC.	PARTICIPANT

HOLDER:

By:	By:
Print Name:	Print Name:
Title:

EXHIBIT A

TO RESTRICTED STOCK UNIT GRANT NOTICE

RESTRICTED STOCK UNIT AGREEMENT

Pursuant to the Grant Notice to which this Agreement is attached, the Company has granted to Participant the number of RSUs set forth in the Grant Notice.

ARTICLE 1.

GENERAL

1.1 Defined Terms. Capitalized terms not specifically defined herein shall have the meanings specified in the Plan or the Grant Notice.

1.2 Incorporation of Terms of Plan. The RSUs and the shares of Common Stock (“Stock”) issued to Participant hereunder (“Shares”) are subject to the terms and conditions set forth in this Agreement and the Plan, which is incorporated herein by reference. In the event of any inconsistency between the Plan and this Agreement, the terms of the Plan shall control.

1.3 Employment Inducement Award. The RSUs are intended to constitute an employment inducement award under NASDAQ Rule 5635(c)(4) that is exempt from the requirements of shareholder approval of equity-compensation plans under NASDAQ Rule 5635(c)(4). This Agreement and the terms and conditions of the RSUs will be interpreted consistent with such intent.

ARTICLE 2.

AWARD OF RESTRICTED STOCK UNITS AND DIVIDEND EQUIVALENTS

2.1 Award of RSUs and Dividend Equivalents.

(a) In consideration of Participant’s past and/or continued employment with or service to the Company or a Subsidiary and for other good and valuable consideration, effective as of the grant date set forth in the Grant Notice (the “Grant Date”), the Company has granted to Participant the number of RSUs set forth in the Grant Notice, upon the terms and conditions set forth in the Grant Notice, the Plan and this Agreement, subject to adjustment as provided in Section 12.2 of the Plan. Each RSU represents the right to receive one Share or, at the option of the Company, an amount of cash as set forth in Section 2.3(b), in either case, at the times and subject to the conditions set forth herein. However, unless and until the RSUs have vested, Participant will have no right to the payment of any Shares subject thereto. Prior to the actual delivery of any Shares, the RSUs will represent an unsecured obligation of the Company, payable only from the general assets of the Company.

(b) The Company hereby grants to Participant an Award of Dividend Equivalents with respect to each RSU granted pursuant to the Grant Notice for all ordinary cash dividends which are paid to all or substantially all holders of the outstanding shares of Stock between the Grant Date and the date when the applicable RSU is distributed or paid to Participant or is forfeited or expires. The Dividend Equivalents for each RSU shall be equal to the amount of cash which is paid as a dividend on one share of Stock. All such Dividend Equivalents shall be credited to Participant and retained by the Company (without interest) or, at the Company’s option, may be deemed to be reinvested in additional RSUs as of the date of payment of any such dividend based on the Fair Market Value of a share of Stock on such date. Each Dividend Equivalent (including and any additional RSU which results from the deemed reinvestment of Dividend Equivalents granted hereunder, if applicable) shall be subject to the same vesting, distribution or payment, adjustment and other provisions which apply to the underlying RSU to which such Dividend Equivalent relates.

2.2 Vesting of RSUs and Dividend Equivalents.

(a) Subject to Participant’s continued employment with or service to the Company or a Subsidiary on each applicable vesting date and subject to the terms of this Agreement, the RSUs shall vest in such amounts and at such times as are set forth in the Grant Notice. Each Dividend Equivalent (including any additional RSU which results from deemed reinvestments of Dividend Equivalents pursuant to Section 2.1(b) hereof, if applicable) shall vest whenever the underlying RSU to which such Dividend Equivalent relates vests.

(b) In the event Participant incurs a Termination of Service, except as may be otherwise provided by the Administrator or as set forth in a written agreement between Participant and the Company, Participant shall immediately forfeit any and all RSUs and Dividend Equivalents (including any additional RSU which results from deemed reinvestments of Dividend Equivalents pursuant to Section 2.1(b) hereof, if applicable) granted under this Agreement which have not vested or do not vest on or prior to the date on which such Termination of Service occurs, and Participant’s rights in any such RSUs and Dividend Equivalents which are not so vested shall lapse and expire.

2.3 Distribution or Payment of RSUs.

(a) Participant’s RSUs shall be distributed in Shares (either in book-entry form or otherwise) or, at the option of the Company, paid in an amount of cash as set forth in Section 2.3(b), in either case, as soon as administratively practicable following the vesting of the applicable RSU pursuant to Section 2.2, and, in any event, within sixty (60) days following such vesting. Notwithstanding the foregoing, the Company may delay a distribution or payment in settlement of RSUs if it reasonably determines that such payment or distribution will violate Federal securities laws or any other Applicable Law, provided that such distribution or payment shall be made at the earliest date at which the Company reasonably determines that the making of such distribution or payment will not cause such violation, as required by Treasury Regulation Section 1.409A-2(b)(7)(ii), and provided further that no payment or distribution shall be delayed under this Section 2.3(a) if such delay will result in a violation of Section 409A of the Code.

(b) In the event that the Company elects to make payment of Participant’s RSUs in cash, the amount of cash payable with respect to each RSU shall be equal to the Fair Market Value of a Share on the day immediately preceding the applicable distribution or payment date set forth in Section 2.3(a). All distributions made in Shares shall be made by the Company in the form of whole Shares, and any fractional share shall be distributed in cash in an amount equal to the value of such fractional share determined based on the Fair Market Value as of the date immediately preceding the date of such distribution.

2.4 Conditions to Issuance of Certificates. The Company shall not be required to issue or deliver any certificate or certificates for any Shares prior to the fulfillment of all of the following conditions: (A) the admission of the Shares to listing on all stock exchanges on which such Shares are then listed, (B) the completion of any registration or other qualification of the Shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or other governmental regulatory body, which the Administrator shall, in its absolute discretion, deem necessary or advisable, and (C) the obtaining of any approval or other clearance from any state or federal governmental agency that the Administrator shall, in its absolute discretion, determine to be necessary or advisable.

2.5 Tax Withholding. Notwithstanding any other provision of this Agreement:

(a) The Company and its Subsidiaries have the authority to deduct or withhold, or require Participant to remit to the Company or the applicable Subsidiary, an amount sufficient to satisfy applicable federal, state, local and foreign taxes (including the employee portion of any FICA obligation) required by law to be withheld with respect to any taxable event arising pursuant to this Agreement. The Company and its Subsidiaries may withhold or Participant may make such payment in one or more of the forms specified below:

(i) by cash or check made payable to the Company or the Subsidiary with respect to which the withholding obligation arises;

(ii) by the deduction of such amount from other compensation payable to Participant;

(iii) with respect to any withholding taxes arising in connection with the distribution of the RSUs, with the consent of the Administrator, by requesting that the Company and its Subsidiaries withhold a net number of vested shares of Stock otherwise issuable pursuant to the RSUs having a then current Fair Market Value not exceeding the amount necessary to satisfy the withholding obligation of the Company and its Subsidiaries based on the applicable statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes;

(iv) with respect to any withholding taxes arising in connection with the distribution of the RSUs, with the consent of the Administrator, by tendering to the Company vested shares of Stock having a then current Fair Market Value not exceeding the amount necessary to satisfy the withholding obligation of the Company and its Subsidiaries based on the applicable statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes;

(v) with respect to any withholding taxes arising in connection with the distribution of the RSUs, through the delivery of a notice that Participant has placed a market sell order with a broker acceptable to the Company with respect to shares of Stock then issuable to Participant pursuant to the RSUs, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company or the Subsidiary with respect to which the withholding obligation arises in satisfaction of such withholding taxes; provided that payment of such proceeds is then made to the Company or the applicable Subsidiary at such time as may be required by the Administrator, but in any event not later than the settlement of such sale; or

(vi) in any combination of the foregoing.

(b) With respect to any withholding taxes arising in connection with the RSUs, in the event Participant fails to provide timely payment of all sums required pursuant to Section 2.5(a), the Company shall have the right and option, but not the obligation, to treat such failure as an election by Participant to satisfy all or any portion of Participant’s required payment obligation pursuant to Section 2.5(a)(ii) or Section 2.5(a)(iii) above, or any combination of the foregoing as the Company may determine to be appropriate. The Company shall not be obligated to deliver any certificate representing shares of Stock issuable with respect to the RSUs to Participant or his or her legal representative unless and until Participant or his or her legal representative shall have paid or otherwise satisfied in full the amount of all federal, state, local and foreign taxes applicable with respect to the taxable income of Participant resulting from the vesting or settlement of the RSUs or any other taxable event related to the RSUs.

(c) In the event any tax withholding obligation arising in connection with the RSUs will be satisfied under Section 2.5(a)(iii), then the Company may elect to instruct any brokerage firm determined acceptable to the Company for such purpose to sell on Participant’s behalf a whole number of shares from those shares of Stock then issuable to Participant pursuant to the RSUs as the Company determines to be appropriate to generate cash proceeds sufficient to satisfy the tax withholding obligation and to remit the proceeds of such sale to the Company or the Subsidiary with respect to which the withholding obligation arises. Participant’s acceptance of this Award constitutes Participant’s instruction and authorization to the Company and such brokerage firm to complete the transactions described in this Section 2.5(c), including the transactions described in the previous sentence, as applicable. The Company may refuse to issue any shares of Stock in settlement of the RSUs to Participant until the foregoing tax withholding obligations are satisfied, provided that no payment shall be delayed under this Section 2.5(c) if such delay will result in a violation of Section 409A of the Code.

(d) Participant is ultimately liable and responsible for all taxes owed in connection with the RSUs, regardless of any action the Company or any Subsidiary takes with respect to any tax withholding obligations that arise in connection with the RSUs. Neither the Company nor any Subsidiary makes any representation or undertaking regarding the treatment of any tax withholding in connection with the awarding, vesting or payment of the RSUs or the subsequent sale of Shares. The Company and the Subsidiaries do not commit and are under no obligation to structure the RSUs to reduce or eliminate Participant’s tax liability.

2.6 Rights as Stockholder. Neither Participant nor any person claiming under or through Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares (which may be in book-entry form) will have been issued and recorded on the records of the Company or its transfer agents or registrars, and delivered to Participant (including through electronic delivery to a brokerage account). Except as otherwise provided herein, after such issuance, recordation and delivery, Participant will have all the rights of a stockholder of the Company with respect to such Shares, including, without limitation, the right to receipt of dividends and distributions on such Shares.

ARTICLE 3.

OTHER PROVISIONS

3.1 Administration. The Administrator shall have the power to interpret the Plan, the Grant Notice and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan, the Grant Notice and this Agreement as are consistent therewith and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Administrator will be final and binding upon Participant, the Company and all other interested persons. To the extent allowable pursuant to Applicable Law, no member of the Committee or the Board will be personally liable for any action, determination or interpretation made with respect to the Plan, the Grant Notice or this Agreement.

3.2 RSUs Not Transferable. The RSUs may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution, unless and until the Shares underlying the RSUs have been issued, and all restrictions applicable to such Shares have lapsed. No RSUs or any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of Participant or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

3.3 Adjustments. The Administrator may accelerate the vesting of all or a portion of the RSUs in such circumstances as it, in its sole discretion, may determine. Participant acknowledges that the RSUs and the Shares subject to the RSUs are subject to adjustment, modification and termination in certain events as provided in this Agreement and the Plan, including Section 12.2 of the Plan.

3.4 Notices. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of the Secretary of the Company at the Company’s principal office, and any notice to be given to Participant shall be addressed to Participant at Participant’s last address reflected on the Company’s records. By a notice given pursuant to this Section 3.4, either party may hereafter designate a different address for notices to be given to that party. Any notice shall be deemed duly given when sent via email or when sent by certified mail (return receipt requested) and deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

3.5 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

3.6 Governing Law. The laws of the State of Delaware shall govern the interpretation, validity, administration, enforcement and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws.

3.7 Conformity to Securities Laws. Participant acknowledges that the Plan, the Grant Notice and this Agreement are intended to conform to the extent necessary with all Applicable Laws, including, without limitation, the provisions of the Securities Act and the Exchange Act, and any and all regulations and rules promulgated thereunder by the Securities and Exchange Commission, and state securities laws and regulations. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the RSUs are granted, only in such a manner as to conform to Applicable Law. To the extent permitted by Applicable Law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to Applicable Law.

3.8 Amendment, Suspension and Termination. To the extent permitted by the Plan, this Agreement may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator or the Board, provided that, except as may otherwise be provided by the Plan, no amendment, modification, suspension or termination of this Agreement shall adversely affect the RSUs in any material way without the prior written consent of Participant.

3.9 Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth in Section 3.2 and the Plan, this Agreement shall be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

3.10 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan or this Agreement, if Participant is subject to Section 16 of the Exchange Act, the Plan, the RSUs, the Dividend Equivalents (including RSUs which result from deemed reinvestments of Dividend Equivalents pursuant to Section 2.1(b) hereof, if applicable), the Grant Notice and this Agreement shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act

(including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by Applicable Law, this Agreement shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

3.11 Not a Contract of Employment. Nothing in this Agreement or in the Plan shall confer upon Participant any right to continue to serve as an employee or other service provider of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and its Subsidiaries, which rights are hereby expressly reserved, to discharge or terminate the services of Participant at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written agreement between the Company or a Subsidiary and Participant.

3.12 Entire Agreement. The Plan, the Grant Notice and this Agreement (including any exhibit hereto) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.

3.13 Section 409A. This Award is not intended to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code (together with any Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the date hereof, “Section 409A”). However, notwithstanding any other provision of the Plan, the Grant Notice or this Agreement, if at any time the Administrator determines that this Award (or any portion thereof) may be subject to Section 409A, the Administrator shall have the right in its sole discretion (without any obligation to do so or to indemnify Participant or any other person for failure to do so) to adopt such amendments to the Plan, the Grant Notice or this Agreement, or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, as the Administrator determines are necessary or appropriate for this Award either to be exempt from the application of Section 409A or to comply with the requirements of Section 409A.

3.14 Agreement Severable. In the event that any provision of the Grant Notice or this Agreement is held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of the Grant Notice or this Agreement.

3.15 Limitation on Participant’s Rights. Participation in the Plan confers no rights or interests other than as herein provided. This Agreement creates only a contractual obligation on the part of the Company as to amounts payable and shall not be construed as creating a trust. Neither the Plan nor any underlying program, in and of itself, has any assets. Participant shall have only the rights of a general unsecured creditor of the Company with respect to amounts credited and benefits payable, if any, with respect to the RSUs and Dividend Equivalents.

3.16 Counterparts. The Grant Notice may be executed in one or more counterparts, including by way of any electronic signature, subject to Applicable Law, each of which shall be deemed an original and all of which together shall constitute one instrument.

3.17 Broker-Assisted Sales. In the event of any broker-assisted sale of shares of Stock in connection with the payment of withholding taxes as provided in Section 2.5(a)(iii) or Section 2.5(a)(v): (A) any shares of Stock to be sold through a broker-assisted sale will be sold on the day the tax withholding obligation arises or as soon thereafter as practicable; (B) such shares of Stock may be sold as part of a block trade with other participants in the Plan in which all participants receive an average price; (C) Participant will be responsible for all broker’s fees and other costs of sale, and Participant agrees to indemnify and hold the Company harmless from any losses, costs, damages, or expenses relating to any such sale; (D) to the extent the proceeds of such sale exceed the applicable tax withholding obligation, the Company agrees to pay such excess in cash to Participant as soon as reasonably practicable; (E) Participant acknowledges that the Company or its designee is under no obligation to arrange for such sale at any particular price, and that the proceeds of any such sale may not be sufficient to satisfy the applicable tax withholding obligation; and (F) in the event the proceeds of such sale are insufficient to satisfy the applicable tax withholding obligation, Participant agrees to pay immediately upon demand to the Company or its Subsidiary with respect to which the withholding obligation arises an amount in cash sufficient to satisfy any remaining portion of the Company’s or the applicable Subsidiary’s withholding obligation.

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